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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report:  July 28, 1999

                            McCLAIN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

     Michigan                      0-7770                 38-1867649
     ---------                    ---------             ---------------
(State or other                  (Commission            (I.R.S. Employer
   Jurisdiction                  File Number)         Identification No.)
  of incorporation)

      6200 Elmridge Road
 Sterling Heights, Michigan                                 48313
---------------------------                                -------
   (Address of principal                                   (Zip Code)
    Executive offices)

Registrant's telephone number, including area code (810) 264-3611

Total pages:  3
             ---
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Item 5.   Other Events

          See the press release announcing operating results for the quarter ended June 30, 1999, attached hereto as Exhibit A.
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                                   SIGNATURE
                                   ---------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   McCLAIN INDUSTRIES, INC.
                                   (Registrant)




Date: July 28, 1999                 By:  Mark Mikelait
                                        -------------
                                        Mark Mikelait
                                        Treasurer
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                               INDEX TO EXHIBITS

EXHIBIT NO.                        DESCRIPTION
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99.A                               McClain News Release July 28, 1999